                                                                    EXHIBIT 99.2

                     Form 7. STATEMENT OF FINANCIAL AFFAIRS


OFFICIAL FORM 7
(9/00)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: NUTRITIONAL SOURCING CORPORATION            Case No. 02-12550-PJW
       --------------------------------                     -----------------
                     (Name)                                   (If known)


                                     AMENDED

                         STATEMENT OF FINANCIAL AFFAIRS

         This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs.

         Questions 1-18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19-25. IF THE ANSWER TO AN APPLICABLE QUESTION IS "NONE", MARK THE BOX LABELED "NONE". If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

                                   DEFINITIONS

         "IN BUSINESS." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is "in business" for the purpose of this form if the debtor is or has been, within the six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

         "INSIDER." The term "insider" includes but is not limited: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C.ss.101.



              -----------------------------------------------------------------

              1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS

None                   State the gross amount of income the debtor has received
              from employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the TWO YEARS immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


                                                               EQUITY GAIN FROM
                      PERIOD              INCOME                 SUBSIDIARIES
              ---------------------     --------------------   -----------------
              47 weeks ended 9/7/02     $14,456,000 (Note 1)    $  2,531,000
              40 weeks ended 11/3/01     13,074,000               (8,433,000)
              52 weeks ended 1/27/01     23,005,000              (25,501,000)
              52 weeks ended 1/29/00     25,868,000               (5,585,000)

                                     Note 1: Includes
                                     $9,700,000 of accrued interest receivable;
                                     $8,400,000 of which is past due.
              ------------------------------------------------------------------

              2. INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS


None          State the amount of income received by the debtor other than from
[X]           employment, trade, profession, or operation of the debtor's business during the TWO YEARS immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                           AMOUNT                                  SOURCE





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              3. PAYMENT TO CREDITORS

None a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 DAYS immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

              NAME AND ADDRESS                       DATES OF           AMOUNT
              OF CREDITOR                             PAYMENT            PAID
              ----------------                       --------           ------

              Gavin Anderson & Company                9/5/2002          $50,000
              220 East 42nd Street                    9/6/2002          $15,000
              New York, NY 10017                      9/17/2002         $15,000
                                                      9/24/2002         $19,459


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                                       2

              Stroock Stroock & Lavan LLP             8/15/2002         $100,000
              180 Maiden Lane
              New York, NY 10038-4982

              Jefferies & Company                     9/16/2002         $181,935
              520 Madison Avenue, 12th Floor
              New York, NY 10022

              Deloitte & Touche, LLP                  9/6/2002          $50,000
              200 South Biscayne Blvd. - Suite 400
              Miami, FL 33131-2310

              Bank of New York (U.S. Trust Company)   9/4/2002          $22,759
              5 Penn Plaza
              New York, NY 10001

              Kaye Scholer LLC                        8/7/2002          $500,000
              3 First National Plaza
              70 West Madison Street
              Suite 4100
              Chicago, IL 60602-4231

              Alvarez & Marsal, Inc.                  8/6/2002          $900,000
              599 Lexington Avenue                    9/6/2002          $95,000
              Suite 2700                              9/17/2002         $82,091
              New York, NY 10022

              ------------------------------------------------------------------
None
[X]
              b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

              NAME AND ADDRESS OF CREDITOR    DATES OF   AMOUNT    AMOUNT STILL
               AND RELATIONSHIP TO DEBTOR      PAYMENT    PAID        OWING
              ----------------------------    --------   ------    ------------







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                                       3

              ------------------------------------------------------------------

None          4.  SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS
                  AND ATTACHMENTS

              a. List all suits and administrative proceedings to which the debtor is or was a party within ONE YEAR immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


               CAPTION OF SUIT AND CASE                                     COURT OR AGENCY AND         STATUS OR
                        NUMBER                 NATURE OF PROCEEDING              LOCATION              DISPOSITION
              -------------------------    ------------------------      ----------------------     -----------------
              Wilber Francis v             Claim of race, color and      District Court of the      Case is
              Pueblo Xtra International,   national discrimination       Virgin Islands, Division   pending - jury
              Inc. (n/k/a Nutritional      related to layoff in 1998     of St. Thomas and St.      trial demanded
              Sourcing Corporation) &                                    John
              Xtra Super Food Centers,
              Inc.
              Civil No. 2000-154

              Pueblo Xtra International,
              Inc. (n/k/a Nutritional      Requesting the court to       U.S. District Court,       Dismissed July
              Sourcing Corporation) v.     appoint a third appraiser     Southern District of       17, 2002
              Ace Insurance Company of     as part of the appraisal      Florida.  Case No.
              Puerto Rico, et al.          process related to the        01-1086,
                                           business interruption claim   Civ-Highsmith-Garber.
                                           resulting from Hurrican       U.S. Court of Appeals
                                           Georges in 1998               for the 11th Circuit
                                                                         USCA No. 02-11086
              Ace Insurance Company of
              Puerto Rico; Ace USA;        Requesting the court to
              Federal Insurance Company;   appoint a third appraiser     Puerto Rico Court Civil    This case is
              Underwriters of Lloyd's      as part of the appraisal      #KPE01-0296 (906)          moot, as the
              and London Market            process related to the                                   related matter
              Companies v. Pueblo Xtra     business interruption claim                              has been
              International, Inc. (n/k/a   resulting from Hurricane                                 settled.  A
              Nutritional Sourcing         Georges in 1998                                          motion to
              Corporation), et als.                                                                 dismiss needs to
                                                                                                    be filed.

              ------------------------------------------------------------------
None
[X]
              b. Describe all property that has been attached, garnished or seized under any legal or equitable process within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

              NAME AND ADDRESS OF PERSON
              FOR WHOSE BENEFIT PROPERTY     DATE OF     DESCRIPTION AND VALUE
                       WAS SEIZED            SEIZURE        OF PROPERTY
              ---------------------------    -------     ----------------------




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              5.  REPOSSESSIONS, FORECLOSURES AND RETURNS

None          List all property that has been repossessed by a creditor, sold at
[X]           a foreclosure sale, transferred through a deed in lieu of
              foreclosure or returned to the seller, within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                           DATE OF
                                         REPOSSESSION,
               NAME AND ADDRESS         FORECLOSURE SALE,     DESCRIPTION AND
               OF CREDITOR OR SELLER    TRANSFER OR RETURN    VALUE OF PROPERTY
               ---------------------    ------------------    -----------------







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              6.  ASSIGNMENTS AND RECEIVERSHIPS

None          a. Describe any assignment of property for the benefit of
[X]           creditors made within 120 DAYS immediately preceding the
              commencement of this case. (Married debtors under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


              NAME AND ADDRESS          DATE OF        TERMS OF ASSIGNMENT
                 OF ASSIGNEE           ASSIGNMENT        OR SETTLEMENT
              ----------------          -------        -------------------

              ------------------------------------------------------------------
None
[X]
              b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                  NAME AND LOCATION                DESCRIPTION
              NAME AND ADDRESS     OF COURT CASE       DATE OF      AND VALUE
              OF CUSTODIAN        TITLE & NUMBER        ORDER      OF PROPERTY
              ----------------    -----------------    -------    -------------












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              7.  GIFTS

None              List all gifts or charitable contributions made with ONE YEAR
[X] immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


              NAME AND ADDRESS         RELATIONSHIP                DESCRIPTION
                OF PERSON OR            TO DEBTOR,      DATE OF     AND VALUE
                ORGANIZATION              IF ANY         GIFT        OF GIFT
             -----------------         ------------     -------    -----------








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                                       6

              8.  LOSSES

None              List losses from fire, theft, other casualty or gambling
[X] within ONE YEAR immediately preceding the commencement of this case OR SINCE THE COMMENCEMENT OF THIS CASE. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

               DESCRIPTION     DESCRIPTION OF CIRCUMSTANCES AND,
                AND VALUE      IF LOSS WAS COVERED IN WHOLE OR IN       DATE OF
               OF PROPERTY     PART BY INSURANCE, GIVE PARTICULARS        LOSS
               -----------     -----------------------------------      -------






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              9. PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None              List all payments made or property transferred by or on behalf of the debtor to any person, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within ONE YEAR immediately preceding the commencement of this case.

                                               DATE OF PAYMENT, NAME OF PAYOR IF     AMOUNT OF MONEY OR DESCRIPTION
                NAME AND ADDRESS OF PAYEE              OTHER THAN DEBTOR                  AND VALUE OR PROPERTY
                -------------------------      ----------------------------------    -------------------------------

              Kaye Scholer LLC                             8/7/2002                                 $500,000
              3 First National Plaza
              70 West Madison Street
              Suite 4100
              Chicago, IL 60602-4231

              Alvarez & Marsal, Inc.                       8/6/2002                                 $900,000
              599 Lexington Avenue                         9/6/2002                                 $95,000
              Suite 2700                                   9/17/2002                                $82,091
              New York, NY 10022


              ------------------------------------------------------------------

              ------------------------------------------------------------------
              10. OTHER TRANSFERS

None              List all other property, other than property transferred in
[X] the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                              DESCRIBE PROPERTY
               NAME AND ADDRESS OF TRANSFEREE,                 TRANSFERRED AND
               RELATIONSHIP TO DEBTOR              DATE        VALUE RECEIVED
               -------------------------------     ----        --------------











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              11. CLOSED FINANCIAL ACCOUNTS

None              List all financial accounts and instruments held in the name
[X] of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within ONE YEAR immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


                                       TYPE AND NUMBER        AMOUNT AND DATE
               NAME AND ADDRESS         OF ACCOUNT AND           OF SALE OR
                OF INSTITUTION       AMOUNT OF FINAL BALANCE      CLOSING
               ----------------      -----------------------  ----------------







              ------------------------------------------------------------------

              12. SAFE DEPOSIT BOXES

None              List each safe deposit or other box or depository in which the
[X] debtor has or had securities, cash, or other valuables within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)


                                NAMES AND ADDRESSES                   DATE OF
                  NAME AND        OF THOSE WITH                     TRANSFER OR
               ADDRESS OF BANK    ACCESS TO BOX      DESCRIPTION     SURRENDER,
             OR OTHER DEPOSITORY  OR DEPOSITORY      OF CONTENTS      IF ANY
             -------------------  -------------      -----------      ------








              ------------------------------------------------------------------

              13. SETOFFS

None              List all setoffs made by any creditor, including a bank,
[X] against a debt or deposit of the debtor within 90 DAYS preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

              NAME AND ADDRESS
                OF CREDITOR        DATE OF SETOFF              AMOUNT OF SETOFF
              ----------------     --------------              ----------------









              ------------------------------------------------------------------

              14. PROPERTY HELD FOR ANOTHER PERSON

None              List all property owned by another person that the debtor
[X]           holds or controls.

              NAME AND ADDRESS      DESCRIPTION AND VALUE           LOCATION
                   OF OWNER            OF PROPERTY                 OF PROPERTY
              -----------------     ----------------------         -----------







              ------------------------------------------------------------------

              ------------------------------------------------------------------

              15. PRIOR ADDRESS OF DEBTOR

None              If the debtor has moved within the TWO YEARS immediately
[X] preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

              ADDRESS               NAME USED               DATES OF OCCUPANCY
              -------               ---------               ------------------









              ------------------------------------------------------------------

              16. SPOUSES AND FORMER SPOUSES
None              If the debtor resides or resided in a community property
[X] state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

                       NAME
                       ----




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              17. ENVIRONMENTAL INFORMATION

              For the purpose of this question, the following definitions apply:


              "Environmental Law" means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.


              "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.


              "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

              ------------------------------------------------------------------

None          a. List the name and address of every site for which the debtor
[X]           has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:


                  SITE NAME         NAME AND
                    AND             ADDRESS OF         DATE OF    ENVIRONMENTAL
                  ADDRESS       GOVERNMENTAL UNIT      NOTICE          LAW
                 ----------      -----------------     ------     -------------







              ------------------------------------------------------------------

None          b. List the name and address of every site for which the debtor
[X]           provided notice to a governmental unit of a release of Hazardous
              Material. Indicate the governmental unit to which the notice was sent and the date of the notice.


                  SITE NAME         NAME AND
                    AND             ADDRESS OF         DATE OF    ENVIRONMENTAL
                  ADDRESS       GOVERNMENTAL UNIT      NOTICE          LAW
                 ----------      -----------------     ------     -------------







              ------------------------------------------------------------------

None          c. List all judicial or administrative proceedings, including
[X]           settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.


                NAME AND ADDRESS OF        DOCKET
                GOVERNMENTAL UNIT          NUMBER        STATUS OR DISPOSITION
                -----------------          ------        ---------------------






              ------------------------------------------------------------------

              ------------------------------------------------------------------

              18.  NATURE, LOCATION AND NAME OF BUSINESS

None a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the SIX YEARS immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the SIX YEARS immediately preceding the commencement of this case.

                   If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the SIX YEARS immediately preceding the commencement of this case.

                   If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the SIX YEARS immediately preceding the commencement of this case.

                      TAXPAYER I.D.             NATURE OF     BEGINNING AND
              NAME       NUMBER       ADDRESS    BUSINESS     ENDING DATES
              ----    -------------   -------    --------     ------------

              SEE EXHIBIT A


              ------------------------------------------------------------------

None          b. Identify any business listed in response to subdivision a.,
[X]           above, that is "single asset real estate" as defined in
              11 U.S.C.ss. 101.

              NAME                                               ADDRESS
              ----                                               -------





              ------------------------------------------------------------------

              The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the SIX YEARS immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or otherwise self-employed.

              (AN INDIVIDUAL OR JOINT DEBTOR SHOULD COMPLETE THIS PORTION OF THE STATEMENT ONLY IF THE DEBTOR IS OR HAS BEEN IN BUSINESS, AS DEFINED ABOVE, WITHIN THE SIX YEARS IMMEDIATELY PRECEDING THE COMMENCEMENT OF THIS CASE. A DEBTOR WHO HAS NOT BEEN IN BUSINESS WITHIN SIX YEARS SHOULD GO DIRECTLY TO THE SIGNATURE PAGE.)

              ------------------------------------------------------------------

              ------------------------------------------------------------------
              19. BOOKS, RECORDS AND FINANCIAL STATEMENTS

None a. List all bookkeepers and accountants who within the TWO YEARS immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

              NAME AND ADDRESS                     DATES SERVICES RENDERED
              ----------------                     -----------------------

              Daniel J. O'Leary
              Executive Vice President             For the full 2 years
              & Chief Financial Officer
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069

              Evis H. Lois
              Controller                           For the full 2 years
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069




              ------------------------------------------------------------------

None

              b. List all firms or individuals who within the TWO YEARS immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

              NAME                 ADDRESS               DATES SERVICES RENDERED
              ----                 -------               -----------------------
              Deloitte & Touche    200 South Biscayne    For the full 2 years
              LLP                  Suite 400
                                   Miami, FL 33131-2310





              ------------------------------------------------------------------

              ------------------------------------------------------------------
None

              c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

              NAME                                    ADDRESS
              ----                                    -------
              Daniel J. O'Leary                       1300 N.W. 22nd Street
              Executive Vice President                Pompano Beach, FL 33069
              & Chief Financial Office










              ------------------------------------------------------------------
None

              d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the TWO YEARS immediately preceding the commencement of this case by the debtor.

              NAME AND ADDRESS                      DATE ISSUED
              ----------------                      -----------

              The Bank of Nova Scotia               Concurrently with 10K and
              c/o Chris J. Allen or his             10Q filing
                predecessor
              600 Peachtree Street
              Suite 2700
              Atlanta, GA 30308

              Bank of America                       Concurrently with 10K and
              c/o Dewitt W. King III or his         10Q filing
                predecessor
              101 South Tryon Street
              Charlotte, NC 28255

              Bank of New York (formerly U.S.       Concurrently with 10K and
                Trust Corporation)                  10Q filing
              as Trustee
              c/o Kevin Fox 5 Penn Plaza
              New York, NY 10001


              ------------------------------------------------------------------



              20. INVENTORIES

None          a. List the dates of the last two inventories taken of your
[X]           property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

                                                  DOLLAR AMOUNT OF INVENTORY
              DATE OF        INVENTORY          (Specify cost, market or other
              INVENTORY      SUPERVISOR                     basis)
              ---------      -----------        ------------------------------


              ------------------------------------------------------------------

              ------------------------------------------------------------------
None
[X] b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

                                                     NAME AND ADDRESSES OF
              DATE OF INVENTORY                 CUSTODIAN OF INVENTORY RECORDS
              -----------------                 ------------------------------











              ------------------------------------------------------------------

              21. CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None          a. If the debtor is a partnership, list the nature and percentage
[X]           of partnership interest of each member of the partnership.

              NAME AND             NATURE OF           PERCENTAGE OF
               ADDRESS              INTEREST              INTEREST
              ---------            ---------           -------------






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                                       15

              ------------------------------------------------------------------

None

              b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.


                                                                                     NATURE AND PERCENTAGE OF STOCK
              NAME AND ADDRESS                   TITLE                                          OWNERSHIP
              ----------------                   -----                               -------------------------------
              William T. Keon, III               Chairman of the Board, Chief                      0%
                                                 Executive Officer and President

                                                 Director
              Steven I. Bandel                                                                     0%
                                                 Director
              Christina Pieretti                                                                   0%
                                                 Executive Vice President & Chief
              Daniel J. O'Leary                  Financial Officer                                 0%

                                                 Vice President, General Counsel
              Fernando J. Bonilla                and Secretary                                     0%

              PXC&M Holdings, Inc.               --                                               100%

              ------------------------------------------------------------------

              22. FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None          a. If the debtor is a partnership, list each member who withdrew
[X]           from the partnership within ONE YEAR immediately preceding the commencement of this case.

              NAME                   ADDRESS                 DATE OF WITHDRAWAL
              ----                   -------                 ------------------



              ------------------------------------------------------------------

None b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within ONE YEAR immediately preceding the commencement of this case.

              NAME AND ADDRESS                         TITLE                       DATE OF TERMINATION
              ----------------                         -----                       -------------------
              Gustavo A. Cisneros                Chairman of the Board              July 23, 2002
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069

              Guillermo A. Cisneros              Director                           July 23, 2002
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069

              Alejandro Rivera                   Director                           July 23, 2002
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069

              Melissa Lammers                    Chief Marketing Officer            July 23, 2002
              1300 N.W. 22nd Street
              Pompano Beach, FL 33069


              ------------------------------------------------------------------

              23. WITHDRAWALS FROM A PARTNERSHIP OR DISTRIBUTIONS BY A
                  CORPORATION

None          If the debtor is a partnership or corporation, list all
[X]           withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during ONE
              YEAR immediately preceding the commencement of this case.


                 NAME AND ADDRESS                            AMOUNT OF MONEY
                   OF RECIPIENT,         DATE AND PURPOSE    OR DESCRIPTION AND
              RELATIONSHIP TO DEBTOR       OF WITHDRAWAL     VALUE OF PROPERTY
              ----------------------       -------------     -----------------






              ------------------------------------------------------------------

              24. TAX CONSOLIDATION GROUP

None              If the debtor is a corporation, list the name and federal
              taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the SIX-YEAR PERIOD immediately preceding the commencement of the case.

              NAME OF PARENT CORPORATION         TAXPAYER IDENTIFICATION NUMBER
              --------------------------         ------------------------------

                SEE EXHIBIT A



              ------------------------------------------------------------------

              ------------------------------------------------------------------
              25. PENSION FUNDS

None               If the debtor is not an individual, list the name and federal
[X] taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the SIX-YEAR PERIOD immediately preceding the commencement of the case.

              NAME OF PENSION FUND               TAXPAYER IDENTIFICATION NUMBER
              --------------------               ------------------------------

            [IF COMPLETED BY AN INDIVIDUAL OR INDIVIDUAL AND SPOUSE]

         I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct.

                                 Signature
Date                             of Debtor
     ------------                           -----------------------------------

                                 Signature
                                 of Joint Debtor
Date                             (if any)
     ------------                           -----------------------------------

-------------------------------------------------------------------------------

[IF COMPLETED ON BEHALF OF A PARTNERSHIP OR CORPORATION]

         I, declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date  1/17/03                          Signature  /s/ Daniel J. O'Leary
      --------------                              ------------------------------
                                                  Daniel J. O'Leary
                                                  Executive Vice President &
                                                  Chief Financial Officer

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

PENALTY FOR MAKING A FALSE STATEMENT: FINE OF UP TO $500,000 OR IMPRISONMENT FOR UP TO 5 YEARS, OR BOTH. 18 U.S.C. SS. 152 AND 3571

                        NUTRITIONAL SOURCING CORPORATION
                              CORPORATE DATA SHEET


             NAME                      ADDRESS            FEIN     NATURE OF BUSINESS   BEGAN BUSINESS   ENDED BUSINESS
             -----                     -------            ----     ------------------   --------------   --------------
Nutritional Sourcing            1300 NW 22nd St.,
  Corporation                   Pompano Beach,
                                Florida 33069          65-0415593   Holding Company       4/15/1993
--------------------------------------------------------------------------------------------------------------------------
Xtra Merger Corporation         1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          65-0424362   Finance Company       7/12/1993
--------------------------------------------------------------------------------------------------------------------------
Pueblo Entertainment, Inc.      1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          52-2262926     Video Rental        1/28/2001
--------------------------------------------------------------------------------------------------------------------------
Pueblo International, LLC       1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          66-0213117     Supermakets         11/4/2001
--------------------------------------------------------------------------------------------------------------------------
Xtra Super Food Center, Inc.    1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          59-2062236     Supermakets          8/8/1986
--------------------------------------------------------------------------------------------------------------------------
Caribad                         1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          66-0452664  Advertising Agency     4/18/1989
--------------------------------------------------------------------------------------------------------------------------
All Truck, Inc                  1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          65-0253117       Dormant           1/28/1991
--------------------------------------------------------------------------------------------------------------------------
Pueblo Markets, Inc.            1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          65-0424313      Liquidated                           5/28/1998
--------------------------------------------------------------------------------------------------------------------------
Xtra Drugs Stores, Inc.         1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          65-0203836      Liquidated                           5/28/1998
--------------------------------------------------------------------------------------------------------------------------
Pueblo Caribbean Videos, Inc.   1300 NW 22nd St.,
                                Pompano Beach,
                                Florida 33069          65-0523681      Liquidated                           5/28/1998
--------------------------------------------------------------------------------------------------------------------------
Pueblo Super Videos, Inc.       1300 NW 22nd St.,      65-0424357      Liquidated                           5/28/1998
                                Pompano Beach,
                                Florida 33069
--------------------------------------------------------------------------------------------------------------------------






                                    EXHIBIT A